Exhibit 99.2

FINANCIAL SUPPLEMENT
As of September 30, 2013

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.co

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2012 and December 31, 2011. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts and issue costs associated with equity instruments that were redeemed.

Aspen excludes these items from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Annualized operating return on average equity is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 23 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (is not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 22.

Growth in diluted book value per ordinary share ("Adjusted BVPS") (is not a non-GAAP financial measure): The growth in Adjusted BVPS is defined as the annual change in diluted book value per share after adding back dividends paid to ordinary shareholders during the year.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended September 30,			Nine Months Ended September 30,
(in US$ millions except for percentages, share and per share amounts)	2013	2012	Change	2013	2012	Change
Gross written premium	$581.6	$558.4	4.2%	$2,042.3	$2,007.1	1.8%
Net written premium	$542.0	$507.1	6.9%	$1,751.7	$1,722.5	1.7%
Net earned premium	$544.3	$516.2	5.4%	$1,599.2	$1,525.0	4.9%
Net income after tax	$107.4	$115.1	(6.7)%	$239.3	$278.4	(14.0)%
Operating income after tax	$82.0	$106.5	(23.0)%	$219.9	$282.8	(22.2)%
Net investment income	$45.0	$48.6	(7.4)%	$139.2	$153.8	(9.5)%
Underwriting income	$44.7	$67.4	(33.7)%	$111.4	$163.7	(31.9)%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.47	$1.50	(2.0)%	$3.06	$3.60	(13.9)%
Operating income adjusted for preference share dividend	$1.09	$1.37	(20.4)%	$2.88	$3.67	(21.6)%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.43	$1.45	(1.4)%	$2.95	$3.47	(17.1)%
Operating income adjusted for preference share dividend	$1.05	$1.34	(21.6)%	$2.78	$3.53	(20.0)%
Operating income adjusted for preference share dividend	66.716	71.129	(6.2)%	67.303	71.126	(5.4)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	68.562	73.398	(6.6)%	69.959	73.703	(5.1)%
Book value per ordinary share	$41.33	$42.90	(3.7)%	$41.33	$42.90	(3.7)%
Diluted book value per ordinary share	$40.43	$41.53	(2.6)%	$40.43	$41.53	(2.6)%
Ordinary shares outstanding at September 30, 2013 and September 30, 2012 (in millions of shares)	65.701	71.012	(7.5)%	65.701	71.012	(7.5)%
Diluted ordinary shares outstanding at September 30, 2013 and September 30, 2012 (in millions of shares)	67.171	73.341	(8.4)%	67.171	73.341	(8.4)%
Underwriting Ratios
Loss ratio	53.3%	49.4%		55.8%	52.5%
Policy acquisition expense ratio	20.3%	20.0%		20.2%	19.8%
General, administrative and corporate expense ratio	18.2%	17.6%		17.1%	17.0%
Expense ratio	38.5%	37.6%		37.3%	36.8%
Combined ratio	91.8%	87.0%		93.1%	89.3%
Return On Equity
Average equity (1)	$2,679.3	$2,981.1		$2,801.4	$2,886.2
Return on average equity
Net income adjusted for preference share dividend	3.7%	3.6%		7.6%	8.9%
Operating income adjusted for preference share dividend	2.7%	3.3%		6.9%	9.0%
Annualized return on average equity
Net income	14.8%	14.4%		10.1%	11.9%
Operating income	10.8%	13.2%		9.2%	12.0%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q3 2013	Q2 2013	Q1 2013	Q4 2013	Q3 2012	Q2 2012	Q1 2012
UNDERWRITING REVENUES
Gross written premiums	$581.6	$687.3	$773.4	$576.2	$558.4	$666.6	$782.1
Premiums ceded	(39.6)	(74.6)	(176.4)	(51.8)	(51.3)	(84.7)	(148.6)
Net written premiums	542.0	612.7	597.0	524.4	507.1	581.9	633.5
Change in unearned premiums	2.3	(68.7)	(86.1)	34.1	9.1	(68.5)	(138.1)
Net earned premiums	544.3	544.0	510.9	558.5	516.2	513.4	495.4
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	290.2	333.4	268.7	437.4	255.0	262.1	284.0
Policy acquisition expenses	110.5	107.2	104.6	80.0	103.1	102.0	96.1
General, administrative and corporate expenses	98.9	87.7	86.6	86.1	90.7	83.5	84.8
Total underwriting expenses	499.6	528.3	459.9	603.5	448.8	447.6	464.9
Underwriting income/(loss) including corporate expenses	44.7	15.7	51.0	(45.0)	67.4	65.8	30.5
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	45.0	45.9	48.3	51.1	48.6	52.8	52.4
Interest expense	(7.7)	(7.8)	(7.7)	(7.7)	(7.8)	(7.7)	(7.7)
Other income/(expense)	1.6	0.9	0.5	(6.2)	4.5	2.9	(0.3)
Total other operating revenue	38.9	39.0	41.1	37.2	45.3	48.0	44.4
OPERATING INCOME/(LOSS) BEFORE TAX	83.6	54.7	92.1	(7.8)	112.7	113.8	74.9
Net realized and unrealized exchange gains/(losses) (1)	13.3	(13.8)	(10.2)	(0.4)	7.7	(13.0)	3.7
Net realized and unrealized investment gains/(losses) (2)	13.4	0.2	15.8	5.6	2.7	(10.0)	5.5
INCOME/(LOSS) BEFORE TAX	110.3	41.1	97.7	(2.6)	123.1	90.8	84.1
Income tax (expense)/recovery	(2.9)	(1.0)	(5.9)	4.6	(8.0)	(6.2)	(5.4)
NET INCOME AFTER TAX	107.4	40.1	91.8	2.0	115.1	84.6	78.7
Dividends paid on ordinary shares	(12.2)	(11.9)	(11.9)	(12.0)	(12.2)	(12.2)	(10.6)
Dividends paid on preference shares	(9.5)	(8.0)	(8.6)	(8.5)	(8.6)	(8.3)	(5.7)
Dividends paid to non-controlling interest	—	—	—	—	(0.1)	—	—
Change in redemption value of the PIERS (3)	—	(7.1)	—	—	—	—	—
Proportion due to non-controlling interest	0.3	—	—	(0.1)	—	0.2	0.1
Retained income/(loss)	$86.0	$13.1	$71.3	$(18.6)	$94.2	$64.3	$62.5
Components of net income/(loss) after tax
Operating income/(loss)	82.0	52.2	85.7	(2.9)	106.5	105.8	70.5
Net realized and unrealized exchange gains/(losses) after tax (1)	12.0	(12.0)	(9.5)	(0.4)	6.1	(10.9)	3.0
Net realized and unrealized investment gains/(losses) after tax (2)	13.4	(0.1)	15.6	5.3	2.5	(10.3)	5.2
NET INCOME AFTER TAX	$107.4	$40.1	$91.8	$2.0	$115.1	$84.6	$78.7
Loss ratio	53.3%	61.3%	52.6%	78.3%	49.4%	51.1%	57.3%
Policy acquisition expense ratio	20.3%	19.7%	20.5%	14.3%	20.0%	19.9%	19.4%
General, administrative and corporate expense ratio	18.2%	16.1%	17.0%	15.4%	17.6%	16.3%	17.1%
Expense ratio	38.5%	35.8%	37.5%	29.7%	37.6%	36.2%	36.5%
Combined ratio	91.8%	97.1%	90.1%	108.0%	87.0%	87.3%	93.8%

Basic earnings/(losses) per share (4)	$1.47	$0.38	$1.21	$(0.09)	$1.50	$1.07	$1.03
Diluted earnings/(losses) per share (4)	$1.43	$0.36	$1.15	$(0.09)	$1.45	$1.03	$0.99
Annualized return on average equity
Net income/(loss)	14.8%	4.4%	11.6%	(0.8)%	14.4%	10.8%	10.4%
Operating income/(loss)	10.8%	6.4%	10.8%	(1.6)%	13.2%	13.6%	9.2%
See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Preferred Income Equity Redemption Securities ("PIERS").
(4) Adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Nine Months Ended September 30,
(in US$ millions except for percentages)	2013	2012	2011
UNDERWRITING REVENUES
Gross written premiums	$2,042.3	$2,007.1	$1,749.1
Premiums ceded	(290.6)	(284.6)	(251.2)
Net written premiums	1,751.7	1,722.5	1,497.9
Change in unearned premiums	(152.5)	(197.5)	(98.8)
Net earned premiums	1,599.2	1,525.0	1,399.1
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	892.3	801.1	1,161.5
Policy acquisition expenses	322.3	301.2	261.5
General, administrative and corporate expenses (1)	273.2	259.0	205.2
Total underwriting expenses	1,487.8	1,361.3	1,628.2
Underwriting income/(loss) including corporate expenses	111.4	163.7	(229.1)
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	139.2	153.8	171.4
Interest expense	(23.2)	(23.2)	(23.1)
Other income/(expense)	3.0	7.1	(10.4)
Total other operating revenue	119.0	137.7	137.9
OPERATING INCOME/(LOSS) BEFORE TAX	230.4	301.4	(91.2)
Net realized and unrealized exchange (losses) (2)	(10.7)	(1.6)	(4.5)
Net realized and unrealized investment gains/(losses) (3)	29.4	(1.8)	(40.1)
INCOME/(LOSS) BEFORE TAX	249.1	298.0	(135.8)
Income tax (expense)/recovery	(9.8)	(19.6)	13.3
NET INCOME/(LOSS) AFTER TAX	239.3	278.4	(122.5)
Dividends paid on ordinary shares	(36.0)	(35.0)	(31.8)
Dividends paid on preference shares	(26.1)	(22.6)	(17.1)
Dividends paid to non-controlling interest	—	(0.1)	(0.1)
Change in redemption value of the PIERS	(7.1)	—	—
Proportion due to non-controlling interest	0.3	0.3	0.3
Retained income/(loss)	$170.4	$221.0	$(171.2)
Components of net income/(loss) after tax
Operating income/(loss)	$219.9	$282.8	$(75.4)
Net realized and unrealized exchange (losses) after tax (2)	(9.5)	(1.8)	(3.8)
Net realized and unrealized investment gains/(losses) after tax (3)	28.9	(2.6)	(43.3)
NET INCOME/(LOSS) AFTER TAX	$239.3	$278.4	$(122.5)
Loss ratio	55.8%	52.5%	83.0%
Policy acquisition expense ratio	20.2%	19.8%	18.7%
General, administrative and corporate expense ratio (1)	17.1%	17.0%	14.7%
Expense ratio	37.3%	36.8%	33.4%
Combined ratio	93.1%	89.3%	116.4%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Balance Sheets
(in US$ millions except for per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012
ASSETS
Investments
Fixed income maturities	$6,263.5	$6,046.4	$5,961.9	$6,013.4	$5,983.1	$5,791.2	$5,842.1
Equity securities	441.5	413.1	414.1	200.1	197.1	187.4	188.1
Other investments	46.1	44.9	45.0	45.0	34.8	33.1	33.1
Short-term investments	148.5	242.3	353.1	433.9	505.3	503.6	433.8
Total investments	6,899.6	6,746.7	6,774.1	6,692.4	6,720.3	6,515.3	6,497.1
Cash and cash equivalents	1,198.3	1,188.9	1,212.7	1,463.6	1,374.2	1,309.0	1,173.3
Reinsurance recoverables
Unpaid losses	442.2	472.3	479.2	499.0	461.6	457.4	455.4
Ceded unearned premiums	179.6	226.0	217.4	122.6	151.3	190.8	175.3
Receivables
Underwriting premiums	1,089.1	1,197.6	1,149.7	1,057.5	993.4	1,063.3	1,061.2
Other	76.3	71.8	66.0	68.5	76.4	75.1	70.2
Funds withheld	47.7	81.5	85.0	84.3	79.5	91.0	86.9
Deferred policy acquisition costs (1)	262.1	264.4	238.5	223.0	232.0	233.2	215.3
Derivatives at fair value	5.6	2.0	2.0	2.0	5.8	3.3	0.9
Receivable for securities sold	5.9	5.8	20.7	0.2	14.6	9.5	2.0
Office properties and equipment	60.5	57.2	55.2	57.9	59.1	56.9	58.5
Income tax receivable	3.1	—	—	2.4	12.3	15.7	20.3
Other assets	13.1	20.9	17.0	18.2	38.1	39.3	31.1
Intangible assets	18.6	18.7	18.8	19.0	19.2	19.5	19.7
Total assets	$10,301.7	$10,353.8	$10,336.3	$10,310.6	$10,237.8	$10,079.3	$9,867.2
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,715.6	$4,734.9	$4,683.8	$4,779.7	$4,639.6	$4,556.4	$4,585.7
Unearned premiums	1,334.6	1,375.3	1,295.7	1,120.8	1,184.0	1,223.8	1,146.3
Total insurance reserves	6,050.2	6,110.2	5,979.5	5,900.5	5,823.6	5,780.2	5,732.0
Payables
Reinsurance premiums	178.4	224.8	209.7	154.1	71.1	109.5	192.2
Taxation	17.7	16.4	14.7	11.8	23.7	22.5	22.9
Accrued expenses and other payables	282.8	258.7	285.6	249.3	261.4	230.3	208.9
Liabilities under derivative contracts	2.3	9.6	8.0	7.4	4.7	2.7	1.3
Total payables	481.2	509.5	518.0	422.6	360.9	365.0	425.3
Long-term debt	499.2	499.2	499.2	499.1	499.1	499.0	499.0
Total liabilities	7,030.6	7,118.9	6,996.7	6,822.2	6,683.6	6,644.2	6,656.3
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	(0.1)	0.2	0.2	0.2	(0.1)	0.1	0.3
Preference shares	—	—	—	—	—	—	—
Additional paid-in capital	1,297.6	1,346.7	1,318.2	1,516.7	1,521.9	1,523.2	1,390.8
Retained earnings (1)	1,714.4	1,628.4	1,615.3	1,544.0	1,562.6	1,468.4	1,404.1
Accumulated other comprehensive income, net of taxes	259.1	259.5	405.8	427.4	469.7	443.3	415.6
Total shareholders’ equity	3,271.1	3,234.9	3,339.6	3,488.4	3,554.2	3,435.1	3,210.9
Total liabilities and shareholders’ equity	$10,301.7	$10,353.8	$10,336.3	$10,310.6	$10,237.8	$10,079.3	$9,867.2
Book value per ordinary share	$41.33	$39.99	$43.14	$42.12	$42.90	$41.41	$39.96
Book value per diluted ordinary share	$40.43	$38.87	$40.68	$40.65	$41.53	$40.01	$38.58
See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Nine Months Ended
(in US$ except for number of shares)	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.47	$1.50	$3.06	$3.60
Operating income adjusted for preference share dividend	$1.09	$1.37	$2.88	$3.67
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.43	$1.45	$2.95	$3.47
Operating income adjusted for preference share dividend	$1.05	$1.34	$2.78	$3.53
Weighted average number of ordinary shares outstanding (in millions)	66.716	71.129	67.303	71.126
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	68.562	73.398	69.959	73.703
Book value per ordinary share	$41.33	$42.90	$41.33	$42.90
Diluted book value per ordinary share	$40.43	$41.53	$40.43	$41.53
Ordinary shares outstanding at end of the period (in millions)	65.701	71.012	65.701	71.012
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	67.171	73.341	67.171	73.341

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Nine Months Ended
(in US$ millions except for percentages)	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Average shareholders' equity	$3,234.9	$3,494.7	$3,338.0	$3,335.8
Average preference shares	(555.6)	(513.6)	(536.6)	(449.6)
Average ordinary shareholders' equity	$2,679.3	$2,981.1	$2,801.4	$2,886.2
Return on average equity:
Net income adjusted for preference share dividend	3.7%	3.6%	7.6%	8.9%
Operating income adjusted for preference share dividend	2.7%	3.3%	6.9%	9.0%
Annualized return on average equity:
Net income	14.8%	14.4%	10.1%	11.9%
Operating income	10.8%	13.2%	9.2%	12.0%
Components of return on average equity:
Return on average equity from underwriting activity (1)	1.7%	2.3%	4.0%	5.7%
Return on average equity from investment and other activity (2)	1.1%	1.2%	3.3%	4.0%
Pre-tax operating income return on average equity	2.8%	3.5%	7.3%	9.7%
Post-tax operating income return on average equity (3)	2.7%	3.3%	6.9%	9.0%

See page 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.
(3) Calculated by using operating income after-tax adjusted for preference share dividends.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended September 30, 2013			Three Months Ended September 30, 2012
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$219.5	$362.1	$581.6	$259.5	$298.9	$558.4
Net written premiums	218.4	323.6	542.0	256.9	250.2	507.1
Gross earned premiums	268.6	356.5	625.1	299.8	302.0	601.8
Net earned premiums	255.7	288.6	544.3	279.6	236.6	516.2
Losses and loss adjustment expenses	122.2	168.0	290.2	117.1	137.9	255.0
Policy acquisition expenses	49.1	61.4	110.5	55.7	47.4	103.1
General and administrative expenses	34.6	49.5	84.1	33.6	42.8	76.4
Underwriting income	$49.8	$9.7	$59.5	$73.2	$8.5	$81.7
Net investment income			45.0			48.6
Net realized and unrealized investment gains (1)			13.4			2.7
Corporate expenses			(14.8)			(14.3)
Other income			1.6			4.5
Interest expense			(7.7)			(7.8)
Net realized and unrealized foreign exchange gains (2)			13.3			7.7
Income before income taxes			$110.3			$123.1
Income tax expense			(2.9)			(8.0)
Net income			$107.4			$115.1
Ratios
Loss ratio	47.8%	58.2%	53.3%	41.9%	58.3%	49.4%
Policy acquisition expense ratio	19.2%	21.3%	20.3%	19.9%	20.0%	20.0%
General and administrative expense ratio (3)	13.5%	17.2%	18.2%	12.0%	18.1%	17.6%
Expense ratio	32.7%	38.5%	38.5%	31.9%	38.1%	37.6%
Combined ratio	80.5%	96.7%	91.8%	73.8%	96.4%	87.0%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$957.7	$1,084.6	$2,042.3	$1,033.5	$973.6	$2,007.1
Net written premiums	907.5	844.2	1,751.7	963.2	759.3	1,722.5
Gross earned premiums	828.9	1,000.7	1,829.6	890.8	848.8	1,739.6
Net earned premiums	788.2	811.0	1,599.2	832.6	692.4	1,525.0
Losses and loss adjustment expenses	394.9	497.4	892.3	386.4	414.7	801.1
Policy acquisition expenses	161.0	161.3	322.3	166.8	134.4	301.2
General and administrative expenses	97.2	134.0	231.2	92.6	126.3	218.9
Underwriting income	$135.1	$18.3	$153.4	$186.8	$17.0	$203.8
Net investment income			139.2			153.8
Net realized and unrealized investment gains/(losses) (1)			29.4			(1.8)
Corporate expenses			(42.0)			(40.1)
Other income			3.0			7.1
Interest expense			(23.2)			(23.2)
Net realized and unrealized foreign exchange (losses) (2)			(10.7)			(1.6)
Income before income tax			$249.1			$298.0
Income tax expense			(9.8)			(19.6)
Net income			$239.3			$278.4
Ratios
Loss ratio	50.1%	61.3%	55.8%	46.4%	59.9%	52.5%
Policy acquisition expense ratio	20.4%	19.9%	20.2%	20.0%	19.4%	19.8%
General and administrative expense ratio (3)	12.3%	16.5%	17.1%	11.1%	18.2%	17.0%
Expense ratio	32.7%	36.4%	37.3%	31.1%	37.6%	36.8%
Combined ratio	82.8%	97.7%	93.1%	77.5%	97.5%	89.3%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012

Gross written premiums	$219.5	$298.6	$439.6	$194.4	$259.5	$299.8	$474.2
Net written premiums	218.4	288.6	400.5	193.7	256.9	276.8	429.5
Gross earned premiums	268.6	288.4	271.9	317.2	299.8	300.8	290.2
Net earned premiums	255.7	275.8	256.7	299.8	279.6	282.0	271.0
Net losses and loss adjustment expenses	122.2	158.4	114.3	248.9	117.1	133.7	135.6
Policy acquisition expenses	49.1	56.6	55.3	41.0	55.7	59.3	51.8
General and administrative expenses	34.6	30.4	32.2	31.3	33.6	30.0	29.0
Underwriting income/(loss)	$49.8	$30.4	$54.9	$(21.4)	$73.2	$59.0	$54.6
Ratios
Loss ratio	47.8%	57.4%	44.5%	83.0%	41.9%	47.4%	50.0%
Policy acquisition expense ratio	19.2%	20.5%	21.5%	13.7%	19.9%	21.0%	19.1%
General and administrative expense ratio	13.5%	11.0%	12.5%	10.4%	12.0%	10.6%	10.7%
Expense ratio	32.7%	31.5%	34.0%	24.1%	31.9%	31.6%	29.8%
Combined ratio	80.5%	88.9%	78.5%	107.1%	73.8%	79.0%	79.8%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012

Gross written premiums	$362.1	$388.7	$333.8	$381.8	$298.9	$366.8	$307.9
Net written premiums	323.6	324.1	196.5	330.7	250.2	305.1	204.0
Gross earned premiums	356.5	331.3	312.9	328.2	302.0	279.9	266.9
Net earned premiums	288.6	268.2	254.2	258.7	236.6	231.4	224.4
Net losses and loss adjustment expenses	168.0	175.0	154.4	188.5	137.9	128.4	148.4
Policy acquisition expenses	61.4	50.6	49.3	39.0	47.4	42.7	44.3
General and administrative expenses	49.5	42.1	42.4	41.9	42.8	42.1	41.4
Underwriting income/(loss)	$9.7	$0.5	$8.1	$(10.7)	$8.5	$18.2	$(9.7)
Ratios
Loss ratio	58.2%	65.2%	60.7%	72.9%	58.3%	55.5%	66.1%
Policy acquisition expense ratio	21.3%	18.9%	19.4%	15.1%	20.0%	18.5%	19.7%
General and administrative expense ratio	17.2%	15.7%	16.7%	16.2%	18.1%	18.2%	18.4%
Expense ratio	38.5%	34.6%	36.1%	31.3%	38.1%	36.7%	38.1%
Combined ratio	96.7%	99.8%	96.8%	104.2%	96.4%	92.2%	104.2%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Line of Business
(in US$ millions)
Gross Written Premiums	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Reinsurance
Property Catastrophe Reinsurance	$37.8	$83.2	$145.5	$23.8	$42.7	$91.9	$152.9
Other Property Reinsurance	70.8	91.0	79.5	61.3	92.6	81.0	78.5
Casualty Reinsurance	68.6	63.4	125.3	55.7	76.3	66.6	138.9
Specialty Reinsurance	42.3	61.0	89.3	53.6	47.9	60.3	103.9
Total Reinsurance	$219.5	$298.6	$439.6	$194.4	$259.5	$299.8	$474.2
Insurance
Property Insurance	$52.8	$74.0	$54.6	$53.7	$51.5	$82.1	$52.4
Casualty Insurance	74.7	63.9	43.7	61.3	49.9	53.0	28.6
Marine, Energy and Transportation Insurance	112.9	143.8	136.8	145.4	102.2	133.7	149.6
Financial and Professional Lines Insurance	84.6	68.1	65.8	89.8	63.8	68.3	49.7
Programs	37.1	38.9	32.9	31.6	31.5	29.7	27.6
Total Insurance	$362.1	$388.7	$333.8	$381.8	$298.9	$366.8	$307.9

Total Gross Written Premiums	$581.6	$687.3	$773.4	$576.2	$558.4	$666.6	$782.1
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$37.6	$75.2	$124.0	$23.9	$43.7	$76.0	$123.5
Other Property Reinsurance	70.8	89.8	65.6	62.3	89.2	76.8	64.8
Casualty Reinsurance	67.7	62.6	123.1	53.9	76.1	66.5	137.3
Specialty Reinsurance	42.3	61.0	87.8	53.6	47.9	57.5	103.9
Total Reinsurance	$218.4	$288.6	$400.5	$193.7	$256.9	$276.8	$429.5
Insurance
Property Insurance	$50.9	$67.1	$16.3	$41.4	$37.9	$72.1	$21.0
Casualty Insurance	61.6	56.2	24.6	43.6	35.5	42.1	20.0
Marine, Energy and Transportation Insurance	107.1	102.7	126.4	142.2	93.1	103.4	140.7
Financial and Professional Lines Insurance	69.3	64.3	2.9	82.0	57.9	59.0	(3.1)
Programs	34.7	33.8	26.3	21.5	25.8	28.5	25.4
Total Insurance	$323.6	$324.1	$196.5	$330.7	$250.2	$305.1	$204.0

Total Net Written Premiums	$542.0	$612.7	$597.0	$524.4	$507.1	$581.9	$633.5
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$60.4	$65.1	$58.7	$83.3	$62.3	$60.8	$62.9
Other Property Reinsurance	62.5	79.1	71.0	68.0	72.7	68.2	68.2
Casualty Reinsurance	78.9	75.2	66.6	88.1	82.3	88.1	66.9
Specialty Reinsurance	53.9	56.4	60.4	60.4	62.3	64.9	73.0
Total Reinsurance	$255.7	$275.8	$256.7	$299.8	$279.6	$282.0	$271.0
Insurance
Property Insurance	$46.2	$44.1	$45.7	$42.8	$36.9	$38.4	$38.4
Casualty Insurance	44.5	40.7	34.6	32.5	29.6	29.9	26.3
Marine, Energy and Transportation Insurance	123.3	116.8	101.6	126.3	108.2	110.9	102.6
Financial and Professional Lines Insurance	52.5	45.9	51.0	47.0	45.4	39.9	51.5
Programs	22.1	20.7	21.3	10.1	16.5	12.3	5.6
Total Insurance	$288.6	$268.2	$254.2	$258.7	$236.6	$231.4	$224.4

Total Net Earned Premiums	$544.3	$544.0	$510.9	$558.5	$516.2	$513.4	$495.4

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Nine Months Ended September 30,
(in US$ millions)	2013	2012
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	0.2	0.3
Dividends paid to non-controlling interest	—	(0.1)
Net (loss) for the period	(0.3)	(0.3)
End of period	(0.1)	(0.1)
Additional paid-in capital
Beginning of period	1,516.7	1,385.0
New shares issued	16.7	21.5
Ordinary shares repurchased	(294.9)	(51.9)
Preference shares issued	270.4	154.5
Preference shares repurchased and cancelled	(230.0)	—
Changes in redemption value of the PIERS	7.1	—
Share-based compensation	11.6	12.8
End of period	1,297.6	1,521.9
Retained earnings
Beginning of period	1,544.0	1,341.6
Net income for the period	239.3	278.4
Dividends paid on ordinary and preference shares	(62.1)	(57.7)
Changes in redemption value of the PIERS	(7.1)	—
Proportion due to non-controlling interest	0.3	0.3
End of period	1,714.4	1,562.6
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	112.7	124.2
Change for the period	(21.0)	(15.8)
End of period	91.7	108.4
Loss on derivatives:
Beginning of period	(0.5)	(0.7)
Reclassification to interest payable	0.2	0.3
End of period	(0.3)	(0.4)
Unrealized (depreciation)/appreciation on investments, net of taxes:
Beginning of period	315.2	305.4
Change for the period	(147.5)	56.3
End of period	167.7	361.7
Total accumulated other comprehensive income	259.1	469.7

Total shareholders' equity	$3,271.1	$3,554.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2013	2012	2013	2012

Net income	$107.4	$115.1	$239.3	$278.4
Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(8.1)	4.8	(18.6)	5.1
Change in net unrealized gains and losses on available for sale securities held	4.3	26.3	(128.9)	51.2
Loss on derivatives reclassified to interest expense	—	0.2	0.2	0.3
Change in foreign currency translation adjustment	3.4	(4.9)	(21.0)	(15.8)
Other comprehensive (loss)/income	(0.4)	26.4	(168.3)	40.8
Comprehensive income	$107.0	$141.5	$71.0	$319.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2013	2012	2013	2012

Net cash from operating activities	$184.8	$185.6	$433.0	$345.1
Net cash (used in) investing activities	(109.0)	(107.6)	(393.2)	(287.2)
Net cash (used in)/from financing activities	(72.6)	(26.5)	(299.9)	66.4
Effect of exchange rate movements on cash and cash equivalents	6.2	13.7	(5.2)	10.8
Increase/(decrease) in cash and cash equivalents	9.4	65.2	(265.3)	135.1
Cash at beginning of period	1,188.9	1,309.0	1,463.6	1,239.1
Cash at end of period	$1,198.3	$1,374.2	$1,198.3	$1,374.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Nine Months Ended September 30, 2013	For the Twelve Months Ended December 31, 2012

Provision for losses and loss adjustment expenses at the start of the period	$4,779.7	$4,525.2
Reinsurance recoverables	(499.0)	(426.6)
Net loss and loss adjustment expenses at the start of the period	4,280.7	4,098.6

Net loss and loss adjustment expenses disposed	(34.5)	(9.0)
Provision for losses and loss adjustment expenses for claims incurred
Current period	979.5	1,375.9
Prior period release	(87.2)	(137.4)
Total incurred	892.3	1,238.5

Losses and loss adjustment expenses payments for claims incurred	(827.8)	(1,080.0)

Foreign exchange (gains)/losses	(37.3)	32.6

Net loss and loss adjustment expenses reserves at the end of the period	4,273.4	4,280.7
Reinsurance recoverables on unpaid losses at the end of the period	442.2	499.0
Gross loss and loss adjustment expenses reserves at the end of the period	$4,715.6	$4,779.7

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As At September 30, 2013			As At December 31, 2012
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,841.5	$(123.5)	$2,718.0	$2,983.7	$(172.4)	$2,811.3
Insurance	1,874.1	(318.7)	1,555.4	1,796.0	(326.6)	1,469.4
Total losses and loss adjustment expense reserves	$4,715.6	$(442.2)	$4,273.4	$4,779.7	$(499.0)	$4,280.7

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended September 30, 2013			Three Months Ended September 30, 2012
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$46.6	$(14.3)	$32.3	$22.0	—	$22.0
Insurance	9.4	(8.1)	1.3	4.6	3.2	7.8
Release in reserves for prior years during the period	$56.0	$(22.4)	$33.6	$26.6	$3.2	$29.8

	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$90.7	$(14.2)	$76.5	$59.2	$5.0	$64.2
Insurance	2.0	8.7	10.7	23.4	7.8	31.2
Release in reserves for prior years during the period	$92.7	$(5.5)	$87.2	$82.6	$12.8	$95.4

ASPEN INSURANCE HOLDINGS LIMITED
Worldwide Natural Catastrophe Exposures: Major Peril Zones

1 in 100 year tolerance: 17.5% of total shareholders' equity	1 in 250 year tolerance: 25.0% of total shareholders' equity

Based on shareholders' equity of $3,271.1 million as at September 30, 2013. The estimates reflect Aspen's own view of the modelled maximum losses ("PML's") at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
Marketable Securities - Available For Sale	As At September 30, 2013	As At June 30, 2013	As At March 31, 2013	As At December 31, 2012	As At September 30, 2012
U.S. government securities	$1,021.1	$1,118.4	$1,175.3	$1,126.3	$1,068.6
U.S. agency securities	281.5	308.7	314.0	308.6	311.7
Municipal securities	29.9	33.1	38.0	39.7	39.9
Corporate securities	2,018.1	2,027.3	2,006.0	2,038.5	1,929.7
Foreign government securities	822.2	755.7	644.6	641.0	628.5
Asset-backed securities	116.5	86.8	74.5	53.8	63.8
FDIC Guaranteed	—	—	—	—	3.0
Bonds backed by foreign government	78.9	87.0	85.3	101.1	139.1
Mortgage-backed securities	1,176.7	1,125.6	1,155.4	1,248.3	1,363.5
Total fixed income maturities	5,544.9	5,542.6	5,493.1	5,557.3	5,547.8
Short-term investments	148.3	231.7	352.3	431.5	494.7
Equity securities	163.2	183.2	209.1	200.1	197.1
Total Available For Sale	$5,856.4	$5,957.5	$6,054.5	$6,188.9	$6,239.6

Marketable Securities - Trading

U.S. government securities	$31.1	$39.0	$27.7	$9.4	$38.8
U.S. agency securities	0.2	0.2	0.2	0.2	2.0
Municipal securities	0.6	0.6	2.8	2.9	2.9
Corporate securities	471.0	365.6	395.9	414.4	368.2
Foreign government securities	136.3	27.5	27.3	26.3	21.8
Mortgage-backed securities	—	—	—	—	0.3
Asset-backed securities	6.6	5.7	5.8	2.9	1.3
Bank loans	72.8	65.2	9.1	—	—
Total fixed income maturities	718.6	503.8	468.8	456.1	435.3
Short-term investments	0.2	10.6	0.8	2.4	10.6
Equity securities	278.3	229.9	205.0	—	—
Total Trading	$997.1	$744.3	$674.6	$458.5	$445.9
Other investments	$46.1	$44.9	$45.0	$45.0	$34.8
Cash	1,198.3	1,188.9	1,212.7	1,463.6	1,374.2
Accrued interest	48.5	48.3	45.0	47.7	49.7
Total Cash and Accrued Interest	$1,246.8	$1,237.2	$1,257.7	$1,511.3	$1,423.9

Total Cash and Investments	$8,146.4	$7,983.9	$8,031.8	$8,203.7	$8,144.2

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012

Net investment income from fixed income investments and cash	$42.0	$42.0	$45.0	$49.8	$46.9	$51.0	$51.0
Net investment income from equity securities	3.0	3.9	3.3	1.3	1.7	1.8	1.4
Net investment income	45.0	45.9	48.3	51.1	48.6	52.8	52.4

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps	17.7	(6.6)	15.2	5.7	12.9	2.2	9.0
Net realized investment (losses)/gains from the interest rate swaps	(4.3)	6.8	0.6	(0.1)	(8.1)	(11.3)	(3.5)
Other-than-temporary impairment charges	—	—	—	—	(2.1)	(0.9)	—
Net realized and unrealized investment gains/(losses)	13.4	0.2	15.8	5.6	2.7	(10.0)	5.5

Change in unrealized (losses)/gains on available for sale investments (gross of tax)	(9.7)	(138.4)	(17.5)	(37.9)	32.2	36.6	(11.7)

Total return/(loss) on investments	$48.7	$(92.3)	$46.6	$18.8	$83.5	$79.4	$46.2

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.82%	2.71%	2.80%	2.88%	3.04%	3.19%	3.31%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.5 years	3.4 years	3.2 years	3.0 years	2.8 years	2.9 years	3.0 years

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net assets	$3,271.1	$3,234.9	$3,339.6	$3,488.4	$3,554.2
Less: Preference shares	(555.6)	(555.6)	(508.1)	(508.1)	(508.1)
Total	$2,715.5	$2,679.3	$2,831.5	$2,980.3	$3,046.1

Ordinary shares outstanding (in millions)	65.701	67.003	65.634	70.754	71.012
Ordinary shares and dilutive potential ordinary shares (in millions)	67.171	68.934	69.611	73.312	73.341

Book value per ordinary share	$41.33	$39.99	$43.14	$42.12	$42.90
Diluted book value per ordinary share	$40.43	$38.87	$40.68	$40.65	$41.53

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended		Nine Months Ended
(in US$ millions except where stated)	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Net income as reported	$107.4	$115.1	$239.3	$278.4
Changes in redemption value of the PIERS	—	—	(7.1)	—
Preference share dividends	(9.5)	(8.6)	(26.1)	(22.6)
Net income available to ordinary shareholders	97.9	106.5	206.1	255.8
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(12.0)	(6.1)	9.5	1.8
Net realized (gains)/losses on investments	(13.4)	(2.5)	(28.9)	2.6
Changes in redemption value of the PIERS	—	—	7.1	—
Operating income after tax available to ordinary shareholders	72.5	97.9	193.8	260.2
Tax on operating income	1.6	6.2	10.5	18.6
Operating income before tax available to ordinary shareholders	$74.1	$104.1	$204.3	$278.8
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$1.47	$1.50	$3.06	$3.60
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.18)	(0.09)	0.14	0.03
Net realized (gains)/losses on investments	(0.20)	(0.04)	(0.43)	0.04
Changes in redemption value of the PIERS	—	—	0.11	—
Operating income adjusted for preference shares dividend	$1.09	$1.37	$2.88	$3.67
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$1.43	$1.45	$2.95	$3.47
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.18)	(0.08)	0.14	0.02
Net realized (gains)/losses on investments	(0.20)	(0.03)	(0.41)	0.04
Changes in redemption value of the PIERS	—	—	0.10	—
Operating income adjusted for preference shares dividend	$1.05	$1.34	$2.78	$3.53